August 12, 1996



Securities and Exchange Commission
Filing Desk, Stop 1-4
450 Fifth Street N.W.
Washington, DC 20549

Dear Sirs:

     Pursuant to regulations of the Securities and Exchange Commission, submitted herewith for filing is our Form 8-K.

Sincerely,



Ron Bazzelle
Senior Controller

                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                            FORM 8-K


                          CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  August 1, 1996
                                                      August 12, 1996

                      STERLING HOUSE CORPORATION
            (Exact name of Registrant as specified in its charter)

                                   1-14022
                            (Commission File Number)

              Kansas                                        48-1097141
     (State or other jurisdiction                         (IRS employer
          of incorporation)                            identification number)


                         453 S. Webb Road, Suite 500
                           Wichita, Kansas 67207
	(Address of principal executive offices, including zip code)


                                316-684-8300
          (Registrant's telephone number, including area code)



Item 2.  Acquisition or Disposition of Assets

     On August 1, 1996, Sterling House Corporation (the "Company") closed on a Purchase Agreement dated June 6, 1996, to purchase the land, building and other assets of Woodland Terrace (the "Residence") from High Plains Senior Living, Inc., and unrelated entity. The two-year old retirement and assisted living residence, located in Liberal, Kansas, has 45 private units ranging from studios to two-bedroom apartments. The Residence was purchased for $2.2 million in cash and is being accounted for as a purchase. Proceeds from the Company's initial public offering were used to finance the acquisition.

     The Company hereby requests an automatic 60 day extension to file information required under Item 7.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

   (a) Financial Statements of Business Acquired
       See Exhibit 99.1 which appears elsewhere in this Form 8-K.

   (b) Pro Forma Financial Information
       See Exhibit 99.2 which appears elsewhere in this Form 8-K

   (c) Exhibits


Exhibit
Number        Exhibit Description
- -------      --------------------
2.1          Purchase Agreement dated June 6, 1996, between
             Sterling House Corporation and High Plains Senior
             Living, Inc.
99.1         Press release dated August 2, 1996, announcing the
             acquisition of Woodland Terrace
99.2(1)      Financial Statements of business acquired
99.3(1)      Pro Forma financial information
________________________________
(1) To be filed as soon as practical, but not later than October 14, 1996


                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Sterling House Corporation

                                 By: /s/R. Gail Knott
                                 ___________________________
                                     R. Gail Knott
                                     Chief Financial Officer



Dated: August 12, 1996